Four Year
Credit Agreement


AMENDMENT NO. 3


	THIS AMENDMENT NO.3 (this "Amendment"), dated as of May
29, 1997, among GENERAL SIGNAL CORPORATION (the "Company") and the undersigned commercial banking institutions (herein collectively "Banks").

	WITNESSETH:

	WHEREAS, the Company and the Banks are parties to a certain Four Year Credit Agreement, dated as of January 12,
1994 as amended as of January 12, 1995 and May 31, 1996,
(the "Four Year Credit Agreement"); and

	WHEREAS, the parties desire to further amend certain terms of the Four Year Credit Agreement.

	NOW, THEREFORE, in consideration of the agreements contained herein, the parties hereto hereby agree as follows:

1.	Except as otherwise defined herein, the
capitalized terms used herein shall have the meanings respectively ascribed to them in the Four Year Credit
Agreement.

2.	Each Bank's Commitment shall be the amount set
forth opposite its signature hereto, as such amount may be reduced or increased from time to time pursuant to Sections
1.1.6, 1.1.7 and 1.1.8 or Section 13.5 of the Four Year
Credit Agreement.

3.	The term "Revolver Expiration Date" is hereby
amended to mean the earlier of May 28, 2002 or the date of termination in whole of the Commitments.

4.	The  term "Agreement" is hereby amended to mean
this "Five Year Credit Agreement" and all references to the "Five Year Credit Agreement" shall be deemed to refer to the Four Year Credit Agreement as hereby amended.

5.	The table in Section 3.1.8, Applicable Margin, is
hereby deleted and replaced with the following:

Public Debt Rating        Eurodollar
                           Margin             CD Margin

Level 1:
AA-/Aa3 or higher          .165%               .290%

Level 2:
A-/A3 or higher, but
less than Level 1          .180%               .305%

Level 3:
BBB-/Baa3 or higher,
but less than Level 2      .300%               .425%

Level 4:
Less than BBB-/Baa3        .400%               .525%

	6.	The table in Section 3.2, Facility Fee, is hereby
deleted and replaced with the following:


Public Debt Rating           Facility Fee Percentage

Level 1:
AA-/Aa3 or higher                  .060 %

Level 2:
A-/A3 or higher, but
less than Level 1                  .080 %

Level 3:
BBB-/Baa3 or higher,
but less than Level 2              .150%

Level 4:
Less than BBB-/Baa3                .250 %


7.	Except as set forth in this Amendment, all terms
and conditions of the Four Year Credit Agreement shall remain unchanged.

	IN WITNESS WHEREOF, the Company and each Bank have caused this Amendment to be executed, as of the day and year first above written, by one of its officers thereunto duly authorized.

				GENERAL SIGNAL CORPORATION

				By:   Terry J. Mortimer
				   __________________________
				Vice President and Treasurer
				One High Ridge Park
				Stamford, CT  06904
				Attention:  Treasurer
				Telecopier No.: (203) 329-4365